UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2005

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The fifth amendment to the asset purchase agreement dated February 28, 2005, by and among Titan Tire Corporation and The Goodyear Tire & Rubber Company, Goodyear Canada Inc., Goodyear Servicios Comerciales, S. de R.L. de C.V., and The Kelly-Springfield Tire Corporation was made on December 1, 2005. This fifth amendment changes the termination date from December 1, 2005, to December 31, 2005.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10
Fifth amendment to asset purchase agreement dated as of February 28, 2005, by and among The Goodyear Tire & Rubber Company, Goodyear Canada Inc., Goodyear Servicios Comerciales, S. de R.L. de C.V., and The Kelly-Springfield Tire Corporation and Titan Tire Corporation dated as of December 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	December 2, 2005	By:	/s/ Kent W. Hackamack
Kent W. Hackamack
Vice President of Finance and Treasurer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10

Fifth amendment to asset purchase agreement dated as of February 28, 2005, by and among The Goodyear Tire & Rubber Company, Goodyear Canada Inc., Goodyear Servicios Comerciales, S. de R.L. de C.V., and The Kelly-Springfield Tire Corporation and Titan Tire Corporation dated as of December 1, 2005.